                                    EXHIBIT 10.22


                                  LANDEC CORPORATION

                           COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the "AGREEMENT") is made as of ((Date)), by and between Landec Corporation, a California corporation (the "COMPANY"), ((Principal)) (the "PRINCIPAL") and ((Name)) ("PURCHASER").

     1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, ((Shares)) shares of the Company's Common Stock (the "SHARES") at a purchase price of $((Price)) per Share for a total purchase price of $((TotalPrice)). The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2. PURCHASE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "PURCHASE DATE"). On the Purchase Date, the Purchaser shall make payment for the Shares by a check made payable to the Company, cash or wire transfer to an account designated by the Company. As soon as practicable after the Purchase Date, the Company will cause a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) to be delivered to the Secretary of the Company or his designee, as specified in Section 4 hereof.

     3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)    REPURCHASE OPTION.

                 (i) In the event of the voluntary or involuntary termination of the Principal's relationship with the Company as an employee, consultant or director, for any reason (including death or disability), with or without cause, the Company shall, upon the date of such termination (the "TERMINATION DATE") have an irrevocable, exclusive option (the "REPURCHASE OPTION") to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original

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purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

                 (ii) The Repurchase Option shall be exercised by the Company by written notice at any time following the Termination Date to Purchaser and, at the Company's option, by delivery to Purchaser with such notice of a check in the amount of the purchase price for the Shares being purchased. Upon delivery of such notice and payment of the purchase price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                 (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. One-twelfth (1/12) of the total number of Shares shall be released from the Repurchase Option at the end of each one-month period after the Vesting Commencement Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option; provided, however, that such releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.

          (b) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (c) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

     4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as EXHIBIT A executed by Purchaser in blank to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have

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the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                 (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN

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                         EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR
                         AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                 (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) REMOVAL OF LEGEND. Upon the expiration or exercise in full of the Repurchase Option, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a)(ii). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in
Section 6(a)(ii), and delivered to Purchaser.

     7. NO THIRD PARTY BENEFICIARY; NO EMPLOYMENT RIGHTS. Nothing in this Agreement its intended to create any right in any party other than the rights specifically granted to the parties hereto. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate the Principal's relationship with the Company as an employee, consultant or director, for any reason, with or without cause.

     8. SECTION 83(b) ELECTION. Purchaser and the Principal understand that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "RESTRICTION" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser and the Principal understand that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by having the Principal file an election under Section 83(b) (an "83(b) ELECTION") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the

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fair market value of the Shares at the time of the execution of this
Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser and the Principal understand that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser and the Principal further understand that an additional copy of such election form should be filed with each of their respective federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser and the Principal acknowledge that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser and the Principal further acknowledge that the Company has directed them to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which they are organized or resident, and the tax consequences of Purchaser's dissolution.

          Purchaser and the Principal agree that the Principal has, in consultation with the Purchaser, executed and delivered to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "ACKNOWLEDGMENT"), attached hereto as EXHIBIT B. Purchaser and the Principal further agree that the Principal will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as EXHIBIT C, if the Principal has indicated in the Acknowledgment its decision to make such an election.

     9.   MISCELLANEOUS.

          (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

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          (e)    NOTICES.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S.
mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.


                           [Signature Page Follows]

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     The parties have executed this Agreement as of the date first set forth above.

LANDEC CORPORATION


By:
   --------------------------------

Title:
      -----------------------------

Address:  3603 Haven Avenue
          Menlo Park, CA 94025

PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY THE CONTINUING SERVICE OF THE PRINCIPAL FOR THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER OR THE PRINCIPAL ANY RIGHT WITH RESPECT TO CONTINUATION OF THE PRINCIPAL'S RELATIONSHIP WITH THE COMPANY.

PURCHASER:

((NAME))


By:
   --------------------------------

Title:
      -----------------------------


Address:
          -------------------------

          -------------------------


Vesting Commencement Date: November 1, 1998

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                                   EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("PURCHASER") and Landec Corporation (the "COMPANY") dated October ___, 1998 (the "AGREEMENT"), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
      ----------------------------


PURCHASER:

((Name))

By:
   -------------------------------

Title:
      ----------------------------



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

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                                   EXHIBIT B

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                        REGARDING SECTION 83(b) ELECTION

     The undersigned has entered a stock purchase agreement with Landec Corporation, a California corporation (the "COMPANY"), pursuant to which an affiliate of the undersigned is purchasing _______ shares of Common Stock of the Company (the "SHARES"). In connection with the purchase of the Shares, the undersigned hereby represents as follows:

     1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

     2.   The undersigned either [check and complete as applicable]:

     (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________,
                 regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE") and pursuant to the corresponding provisions, if any, of applicable state law; or

     (b) ____    has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

     (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986"; or

     (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.



Date:
     --------------------------                   ------------------------------
                                                  Signature of Principal

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: ((Name))

     NAME OF SPOUSE:
                     -------------------

     ADDRESS:
              -------------------------------------------

              -------------------------------------------

     IDENTIFICATION NO. OF TAXPAYER:
                                     --------------------

     IDENTIFICATION NO. OF SPOUSE:
                                    ---------------------

     TAXABLE YEAR: 1998

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock _______________ par value, Landec Corporation, a California corporation (the "Company").

3.   The date on which the property was transferred is:  __________________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of the undersigned's employment, board membership or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_____________.

6.   The amount (if any) paid for such property:  $______________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.


THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.

Dated:
      -------------------------                   ------------------------------
                                                  (Taxpayer)

Dated:
      -------------------------                   ------------------------------
                                                  (Spouse of Taxpayer)